                                                                    EXHIBIT 99.1

[VERITAS LOGO]                                                              NEWS

VERITAS Software
1600 Plymouth Street
Mountain View, CA 94043
650.335.8000


For Immediate Release

              VERITAS Software Reports Record Third-Quarter Results

        Pro forma Net Income Exceeds 127% Growth and Revenue Expands 75%

MOUNTAIN VIEW, Calif. - October 14, 1999 - VERITAS(R) Software Corporation (Nasdaq: VRTS), the industry's leading enterprise-class application storage management software provider, today announced record financial results for its third quarter ended September 30, 1999. On a pro forma basis, the Company achieved third-quarter revenue of $183.4 million, an increase of 75% over last year's third-quarter revenue of $105.1 million. Pro forma net income, excluding one-time charges and purchase accounting adjustments, increased to $38.9 million from $17.1 million for the prior year, a 127% increase. Diluted pro forma net income per share for the third quarter was $0.21, a 133% increase from $0.09 for the same period last year. VERITAS Software's pro forma operating margin increased to 32% for the third quarter as compared with an operating margin of 24% for the same quarter last year.

The Company's as-reported revenue for the third quarter was $183.4 million, compared with $56.5 million for the same period last year. For the third quarter, VERITAS Software reported a net loss of $183.6 million, or $1.07 per share, compared with net income of $12.6 million, or $0.12 per share on a diluted basis for the prior year. Included in the current period's net loss is a one-time charge of $1.1 million for the write-off of in-process research and development related to the purchase of certain assets of NuView, Inc. Also included was $234.9 million of purchase accounting amortization.

"Our results for the quarter further demonstrate VERITAS Software's position at the lead of the storage management market segment," said Mark Leslie, chairman and CEO of VERITAS Software. "We effectively accomplished our mission to deepen penetration into the dynamic e-Business market with powerful, proven enterprise-class application storage management solutions. We were successful with all of our key product areas: foundation storage management, backup and clustering, offering our customers a wide variety of solutions to best match their needs. VERITAS Software is continuing to solidify its position as one of the industry's top independent software providers."

VERITAS Software Q3 Earnings Release
Page 2


On a pro forma basis for the nine-month periods ended September 30, 1999 and 1998, VERITAS Software had revenue of $473.9 million and $284.0 million, respectively, a 67% year-over-year increase. Pro forma net income increased to $96.0 million from $45.9 million in the prior period, a 109% increase. Pro forma diluted net income per share was $0.52, compared with $0.25 for the same period last year, a 108% increase.

The Company's as-reported revenue for the nine-month period ended September 30, 1999 was $370.0 million, compared with $143.7 million for the same period last year. For the nine-month period, VERITAS Software reported a net loss of $332.3 million, or $2.56 per share, compared with net income of $30.2 million, or $0.29 per share on a diluted basis for the same period in the prior year.

To better facilitate the financial reporting, the Company has added an additional financial table to this earnings release: "Pro forma Statements of Operations." These pro forma statements are intended to present the Company's operating results excluding purchase accounting adjustments but including the results of Seagate Software NSMG and TeleBackup Systems assuming the companies had been combined at the beginning of all periods presented.

About VERITAS Software

For enterprise customers who demand the continuous availability of business-critical information, VERITAS Software Corporation (Nasdaq:VRTS), the industry's leading enterprise-class application storage management software provider, ensures information availability from business-critical applications by delivering integrated, cross-platform storage management software solutions. The Company's products enable Business Without Interruption(TM) and are designed to protect, access and manage business-critical application information. VERITAS Software products are delivered through a global end user sales force and a worldwide network of enterprise VARs, resellers and OEM partners. The Company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone: (650) 335-8000. Fax: (650) 335-8050. Email:
vx-sales@veritas.com. WWW site: http://www.veritas.com/.

                                       ###

For Further Information Contact:

Ken Lonchar, Senior Vice President and CFO, VERITAS Software (650) 526-2501, ken.lonchar@veritas.com Dave Galiotto, Vice President of Finance/Investor Relations, VERITAS Software, (650) 318-4047, dave.galiotto@veritas.com Erin Jones, Public Relations Director, VERITAS Software (805) 783-4528, erin.jones@veritas.com

This press release may include estimates and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities and Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and VERITAS' ability to appropriately distribute its products, that could cause actual results the Company achieves to differ materially from such forward-looking statements. For more information regarding potential risks see the "Risk Factors" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC.

VERITAS is a registered trademark of VERITAS Software Corporation in the US and other countries. The VERITAS logo and Business Without Interruption are trademarks of VERITAS Software Corporation in the US and other countries. Other product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.

                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          THREE MONTHS ENDED             NINE MONTHS ENDED
                                                             SEPTEMBER 30,                 SEPTEMBER 30,
                                                        -----------------------       -----------------------
                                                          1999           1998           1999           1998
                                                        --------       --------       --------       --------
NET REVENUE:
  User license fees                                     $157,643       $ 91,386       $405,719       $247,011
  Services                                                25,758         13,692         68,149         36,995
                                                        --------       --------       --------       --------
     TOTAL NET REVENUE                                   183,401        105,078        473,868        284,006

COST OF REVENUE:
  User license fees                                        5,891          5,217         16,311         16,997
  Services                                                10,787          6,314         27,013         17,005
                                                        --------       --------       --------       --------
     TOTAL COST OF REVENUE                                16,678         11,531         43,324         34,002
                                                        --------       --------       --------       --------
GROSS PROFIT                                             166,723         93,547        430,544        250,004

OPERATING EXPENSES:
  Selling and marketing                                   67,895         39,732        178,390        105,091
  Research and development                                28,924         19,930         78,352         52,565
  General and administrative                              11,020          8,205         30,496         23,668
                                                        --------       --------       --------       --------
     TOTAL OPERATING EXPENSES                            107,839         67,867        287,238        181,324
                                                        --------       --------       --------       --------
Income from operations                                    58,884         25,680        143,306         68,680
Interest and other income, net                             7,266          2,928         14,840          8,600
Interest expense                                          (5,301)        (1,435)        (8,148)        (4,514)
                                                        --------       --------       --------       --------
Income before income taxes                                60,849         27,173        149,998         72,766
Provision for income taxes                                21,906         10,054         54,000         26,924
                                                        --------       --------       --------       --------
PRO FORMA NET INCOME                                    $ 38,943       $ 17,119       $ 95,998       $ 45,842
                                                        ========       ========       ========       ========
PRO FORMA NET INCOME PER SHARE - BASIC (1)              $   0.23       $   0.10       $   0.57       $   0.28
                                                        ========       ========       ========       ========
PRO FORMA NET INCOME PER SHARE - DILUTED (1)            $   0.21       $   0.09       $   0.52       $   0.25
                                                        ========       ========       ========       ========
SHARES USED IN PER SHARE CALCULATION - BASIC (1)         171,043        166,647        169,273        165,884
                                                        ========       ========       ========       ========
SHARES USED IN PER SHARE CALCULATION - DILUTED (1)       187,570        181,697        185,266        180,481
                                                        ========       ========       ========       ========


(1) Share and per share data applicable to prior periods has been restated to give retroactive effect to a 2-for-1 stock split in the form of a stock dividend effected in July 1999.

These pro forma historical financial statements contain certain immaterial reclassifications. The reclassifications have no impact on previously reported total net revenue or income from operations. On a year-to-date basis, pro forma user license fees and services revenue have been adjusted to reflect a reclassification between the two categories. This reclassification represents the NSMG services revenue, and was previously classified as pro forma user license fees. A corresponding reclassification was made to cost of services revenue, which was previously classified as user license fees cost of revenue.

Reclassifications have also been made within the various pro forma operating expense categories to reflect the operating expenses of the acquired companies in a consistent manner with the historical VERITAS presentation.

The pro forma statement of operations is intended to present the Company's operating results excluding purchase accounting adjustments but including the results of NSMG and TeleBackup assuming the companies had been combined at the beginning of the three and nine month period end September 30, 1999 and 1998, respectively. Such purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, restructuring and other merger costs, in-process research and development costs, and related adjustments for income tax provision.

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                       SEPTEMBER 30,
                                                          ---------------------------         ---------------------------
                                                             1999              1998              1999              1998
                                                          ---------         ---------         ---------         ---------
NET REVENUE:
  User license fees                                       $ 157,643         $  45,807         $ 306,725         $ 114,833
  Services                                                   25,758            10,738            63,228            28,907
                                                          ---------         ---------         ---------         ---------
     TOTAL NET REVENUE                                      183,401            56,545           369,953           143,740

COST OF REVENUE:
  User license fees                                           5,891             2,516            10,673             7,612
  Services                                                   10,787             5,327            25,568            14,619
  Amortization of developed technology                       15,258                 -            20,264                 -
                                                          ---------         ---------         ---------         ---------
     TOTAL COST OF REVENUE                                   31,936             7,843            56,505            22,231
                                                          ---------         ---------         ---------         ---------
GROSS PROFIT                                                151,465            48,702           313,448           121,509

OPERATING EXPENSES:
  Selling and marketing                                      67,895            20,406           139,290            50,415
  Research and development                                   28,924            10,859            63,290            27,356
  General and administrative                                 11,020             2,663            21,431             7,075
  Amortization of goodwill and other intangibles            219,626                 -           291,183                 -
  In-process research and development                         1,100                 -           104,200             2,250
  Merger and restructuring costs                                  -                 -            11,000                 -
                                                          ---------         ---------         ---------         ---------
     TOTAL OPERATING EXPENSES                               328,565            33,928           630,394            87,096
                                                          ---------         ---------         ---------         ---------
Income (loss) from operations                              (177,100)           14,774          (316,946)           34,413
Interest and other income, net                                7,266             3,001            13,445             8,552
Interest expense                                             (5,301)           (1,420)           (8,143)           (4,268)
                                                          ---------         ---------         ---------         ---------
Income (loss) before income taxes                          (175,135)           16,355          (311,644)           38,697
Provision for income taxes                                    8,441             3,762            20,678             8,508
                                                          ---------         ---------         ---------         ---------
NET INCOME (LOSS)                                         $(183,576)        $  12,593         $(332,322)        $  30,189
                                                          =========         =========         =========         =========
NET INCOME (LOSS) PER SHARE - BASIC (1)                   $   (1.07)        $    0.13         $   (2.56)        $    0.32
                                                          =========         =========         =========         =========
NET INCOME (LOSS) PER SHARE - DILUTED (1)                 $   (1.07)        $    0.12         $   (2.56)        $    0.29
                                                          =========         =========         =========         =========
SHARES USED IN PER SHARE CALCULATION - BASIC (1)            171,043            94,458           129,829            93,695
                                                          =========         =========         =========         =========
SHARES USED IN PER SHARE CALCULATION - DILUTED (1)          171,043           104,652           129,829           103,099
                                                          =========         =========         =========         =========


(1) Share and per share data applicable to prior periods has been restated to give retroactive effect to a 2-for-1 stock split in the form of a stock dividend effected in July 1999.

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                      SEPTEMBER 30,      DECEMBER 31,
                                                          1999              1998
                                                       -----------       ------------
                                                       (UNAUDITED)
                                     ASSETS

CURRENT ASSETS:
  Cash and short-term investments                      $  643,391        $  211,126
  Accounts receivable, net                                 73,030            52,697
  Deferred income taxes                                    18,362             4,272
  Other current assets                                     16,523             9,237
                                                       ----------        ----------
     TOTAL CURRENT ASSETS                                 751,306           277,332

Long-term investments                                      65,036            31,925
Property and equipment                                     60,681            26,518
Goodwill and other intangibles                          3,458,512             4,005
Deferred income taxes                                           -             7,928
Other assets                                                1,625             1,409
                                                       ----------        ----------
     TOTAL ASSETS                                      $4,337,160        $  349,117
                                                       ==========        ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                     $   12,231        $    4,958
  Accrued compensation and benefits                        36,780            11,267
  Accrued acquisition and restructuring costs              25,213               478
  Other accrued liabilities                                43,769            10,718
  Income taxes payable                                      4,265            13,424
  Customer advances                                         9,946                 -
  Deferred revenue                                         67,619            37,645
                                                       ----------        ----------
     TOTAL CURRENT LIABILITIES                            199,823            78,490

NON-CURRENT LIABILITIES:
  Convertible subordinated notes                          447,531           100,000
  Deferred income taxes                                   171,230                 -
  Other non-current liabilities                               657               773
                                                       ----------        ----------
     TOTAL NON-CURRENT LIABILITIES                        619,418           100,773

Stockholders' equity                                    3,517,919           169,854
                                                       ----------        ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $4,337,160        $  349,117
                                                       ==========        ==========